Exhibit 99.2

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below shall have the same meaning as terms defined and included elsewhere in the prospectus dated March 19, 2021 (as supplemented or amended from time to time, the “Prospectus”)

The following summary unaudited pro forma condensed combined financial information (the “Summary Pro Forma Information”) gives effect to the Business Combination. The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, ROCH will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination was reflected as the equivalent of PCT issuing stock for the net assets of ROCH, accompanied by a recapitalization whereby no goodwill or other intangible assets are recorded. Operations prior to the Business Combination will be those of PCT. The summary unaudited pro forma condensed combined statements of operations data for the three months ended March 31, 2021 gives effect to the Business Combination as if it had occurred on January 1, 2020. The pro forma balance sheet is not included because the Business Combination was consummated on March 17, 2021 and the impact of the Business Combination is included in the PCT unaudited financial statements as of and for the three months ended March 31, 2021 and related notes included in PCT’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 19, 2021 and included in the Prospectus pursuant to Prospectus Supplement No. 3 filed on May 19, 2021, which was filed to update and supplement the information contained in the Prospectus. The summary unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 is included elsewhere in the Prospectus.

The Summary Pro Forma Information has been derived from, and should be read in conjunction with, the more detailed unaudited pro forma condensed combined financial information of the post-combination company appearing below and the accompanying notes to the unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined financial information is based upon, and should be read in conjunction with, the historical financial statements and related notes of ROCH and PCT for the applicable periods included in the Prospectus. The historical financial statements and related notes of ROCH are included in the Prospectus pursuant to Prospectus Supplement No. 5 filed on June 15, 2021, which was filed to update and supplement the information contained in the Prospectus with ROCH’s Amendment No. 1 to the Annual Report on Form 10-K filed with the SEC on June 15, 2021. The Summary Pro Forma Information has been presented for informational purposes only and is not necessarily indicative of what the Combined Company’s financial position or results of operations actually would have been had the Business Combination been completed as of the dates indicated. In addition, the Summary Pro Forma Information does not purport to project the future financial position or operating results of the Combined Company.

Pro Forma Combined
Summary Unaudited Pro Forma Condensed Combined Statements of Operations Data
Three Months Ended March 31, 2021 (in thousands except share and per share data)
Revenue	$-
Net loss per share - basic and diluted	$(0.25)
Weighted-average common shares outstanding - basic and diluted	118,322,900

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below shall have the same meaning as terms defined and included elsewhere in the Prospectus.

Introduction

ParentCo is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Business Combination.

ROCH is a special purpose acquisition company whose purpose is to acquire, through a merger, share exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. ROCH was incorporated in Delaware on February 13, 2019, as Roth CH Acquisition I Co. On May 4, 2020, ROCH consummated its IPO. The IPO, of 7,500,000 of its Units consisting of ROCH Common Stock and Public Warrants, generated gross proceeds to ROCH of $75.0 million. Simultaneously with the consummation of the IPO, ROCH completed the private sale of 262,500 Private Units (consisting of Private Shares and related Private Warrants) at a purchase price of $10.00 per unit to its Initial Stockholders generating gross proceeds of $2.6 million. Each Private Unit consists of one share of ROCH Common Stock and three quarters of a warrant to purchase shares of ROCH Common Stock at an exercise price of $11.50. Following the closing of the IPO on May 7, 2020, an amount of $75.0 million ($10.00 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Units was placed in a Trust Account which will be invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 180 days or less or in a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act. On May 26, 2020, in connection with the underwriters’ election to partially exercise their over-allotment option, ROCH sold an additional 150,000 Units at a purchase price of $10.00 per Unit, generating gross proceeds of $1.5 million. In addition, in connection with the underwriters’ partial exercise of their over-allotment option, ROCH also consummated the sale of an additional 3,000 Private Units at a purchase price of $10.00 per Private Unit, generating gross proceeds of $30,000. Following such closing, an additional $1.5 million was deposited into the Trust Account, resulting in $76.5 million being held in the Trust Account. ROCH had 18 months from the closing of the IPO (by November 7, 2021) to complete an initial business combination.

PCT and its wholly owned subsidiaries, PureCycle: Ohio LLC, PCT Managed Services LLC and PCO Holdco LLC, are businesses whose planned principal operations are to conduct business as a plastics recycler using a patented recycling process. Developed and licensed by P&G, the patented recycling process separates color, odor and other contaminants from plastic waste feedstock to transform it into virgin-like resin, referred to as ultra-pure recycled polypropylene (“UPRP”). PCT is currently constructing its Phase II Facility and conducting research and development activities to operationalize the Technology.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 combines the historical statements of operations of ROCH and PCT for such periods on a pro forma basis as if the Business Combination and related Transactions, summarized below, had been consummated on January 1, 2020, the beginning of the earliest period presented. The pro forma balance sheet is not included because the Business Combination was consummated on March 17, 2021 and the impact of the Business Combination is included in the March 31, 2021 unaudited financial statements and related notes included in this Prospectus. The unaudited pro forma pro forma condensed combined statement of operations for the year ended December 31, 2020 is included elsewhere in the Prospectus.

The pro forma condensed combined financial information may not be useful in predicting the future financial condition and results of operations of the Combined Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The historical financial information of ROCH was derived from the unaudited financial statements of ROCH for the period ended March 17, 2021. The historical financial information of PCT was derived from the unaudited consolidated financial statements of PCT for the three months ended March 31, 2021. This information should be read together with ROCH’s and PCT’s unaudited and audited financial statements and related notes, the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this Prospectus.

The Business Combination will be accounted for as a reverse recapitalization, in accordance with U.S. GAAP. Under this method of accounting, ROCH will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of PCT issuing stock for the net assets of ROCH, accompanied by a recapitalization. The net assets of ROCH will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of PCT.

PCT has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•	PCT will have the largest single voting interest block in the Combined Company;

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•	PCT will have the ability to nominate the majority of the members of the board of directors following the closing;

•	PCT will hold executive management roles for the post-combination company and be responsible for the day-to-day operations;

•	The Combined Company will assume PCT’s name; and

•	The intended strategy of the Combined Company will continue PCT’s current strategy of being a leader in plastics recycling.

Description of the Business Combination

The aggregate consideration for the Business Combination will be $1,156.9 million, payable in the form of shares of the ParentCo Common Stock and assumed indebtedness.

The following summarizes the purchase consideration:

Total shares transferred*	83,500,000
Value per share	10.00
Total Share Consideration	$835,000,000
Assumed indebtedness
Revenue Bonds	249,600,000
The Convertible Notes	60,000,000
Term Loan	313,500
Related Party Promissory Note**	12,000,000
Total merger consideration	$1,156,913,500

*Amount excludes the issuance of 4.0 million earnout shares to certain shareholders of PCT as a result of the Combined Company satisfying the performance and operational targets subsequent to the closing of the Business Combination.

**Related party promissory note was repaid prior to the closing of the Business Combination.

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The following summarizes the pro forma ParentCo Common Stock outstanding (in thousands):

	Shares Outstanding	%
PCT Shareholders	83,500	70.6%
Total PCT Inc. Merger Shares	83,500	70.6%
ROCH Public Shares	7,640	6.5%
ROCH Founder and Private Shares	2,183	1.8%
Total ROCH Shares	9,823	8.3%
PIPE investors	25,000	21.1%
Pro Forma ParentCo Common Stock at December 31, 2020	118,323	100.0%

The outstanding shares exclude PCT’s outstanding warrants and options. Pursuant to the Merger Agreement, 143,619 outstanding warrants will be canceled, and such agreement terminated pursuant to the issuance of conditional replacement warrants by ParentCo. The 143,092 outstanding unvested Class C Units will be ParentCo’s restricted shares, subject to the same vesting schedule and forfeiture restrictions as the unvested PCT Class C Units.

The following unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and the condensed combined statements of operations for the year ended December 31, 2020 are based on the historical financial statements of ROCH and PCT. The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2021

(in thousands, except per share data)

	For the Three Months Ended March 31, 2021			January 1, 2021 - March 17, 2021			For the Three Months Ended March 31, 2021
	PCT (Historical)	PCT Adjustments	PCT As Adjusted	ROCH (Historical)	Transaction Accounting Adjustments		Pro Forma Condensed Combined
Revenue:
Revenue	$-	-	-	$-	$-		$-
Operating costs and expenses:
Operating cost	2,130	-	2,130	23	-		2,153
Selling, administrative and other	7,624	-	7,624	-	(3,174	) AA	4,450
Research and development	547	-	547	-	-		547
Total operating costs and expenses	10,301	-	10,301	23	(3,174)		7,150
Loss from operations	(10,301)	-	(10,301)	(23)	3,174		(7,150)
Other income (expense):
Other income (expense):	(109)	-	(109)	-	-		(109)
Interest income (expense)	(6,089)	-	(6,089)	1	(1	) BB	(6,089)
Change in fair value of warrants	(13,621)	-	(13,621)	(2,979)	-		(16,600)
Total other income (expense)	(19,819)	-	(19,819)	(2,978)	-		(22,798)
Net income (loss):	(30,120)	-	(30,120)	(3,001)	3,174		(29,948)
Income tax provision	-	-	-	-	-		-
Net income (loss)	(30,120)	-	(30,120)	(3,001)	3,174		(29,948)

Weighted Common shares outstanding	51,223		51,223	-			118,323

Basic and diluted net income (loss) per share	$(0.59)		(0.59)	$-			$(0.25)

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.        Basis of Presentation

The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, ROCH will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of PCT issuing stock for the net assets of ROCH, accompanied by a recapitalization. The net assets of ROCH will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of PCT.

The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 give pro forma effect to the Business Combination as if it had been completed on January 1, 2020. This period is presented on the basis of PCT as the accounting acquirer.

The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 has been prepared using, and should be read in conjunction with, the following:

PCT’s unaudited condensed consolidated statements of operations for the three months ended March 31, 2021 and the related notes, included elsewhere in this Prospectus.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination.

The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that the Company believes are reasonable under the circumstances. The unaudited condensed combined pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. The Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the Combined Company. The unaudited pro forma condensed combined financial information should be read in conjunction with the historical financial statements and notes thereto of ROCH and PCT.

2.        Accounting Policies

Upon consummation of the Business Combination, the Combined Company will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the Combined Company.

3.        Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). ParentCo has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.

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The pro forma condensed combined financial information does not include an income tax adjustment. Upon closing of the Business Combination, it is likely that the Combined Company will record a valuation allowance against the full value of U.S. and state deferred tax assets since the recoverability of the tax assets is uncertain. The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the Combined Company filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted loss per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of the Combined Company’s shares outstanding, assuming the Business Combination occurred on January 1, 2020.

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021, are as follows:

(AA)	Reflects the total transaction costs in the unaudited pro forma condensed combined statements of operations. Transaction costs that were expensed in the historical PCT statement of operations for the three months ended March 31, 2021 were excluded from the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and reflected as if incurred on January 1, 2020, the date the Business Combination occurred for the purposes of the unaudited pro forma condensed combined statement of operations. This is a non-recurring item.

(BB)	Reflects elimination of investment income and unrealized loss on the Trust Account.

4.        Loss per Share

Represents the net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2020. As the Business Combination and related equity transactions are being reflected as if they had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entirety of all periods presented.

(in thousands, except per share data)
For the Three Months Ended March 31, 2021
Pro forma net loss	(29,948)

Weighted average shares outstanding of common stock	118,323

Net loss per share (Basic and Diluted) attributable to common stockholders (1)	$(0.25)

(1) As PCT had a net loss on a pro forma combined basis, the outstanding warrants and unvested Class C Units had no impact to diluted net loss per share as they are considered anti-dilutive.

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